UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 20, 2004

Forward Industries, Inc.
(Exact name of registrant as specified in its charter)

New York	000-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code

(954) 419-9544

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant.

On December 20, 2004, Forward Industries, Inc. (the "Company") dismissed Ernst & Young LLP ("E&Y"), the Company's independent registered public accounting firm. On December 22, 2004,  the Company engaged Kaufman, Rossin & Co., P.A. ("Kaufman, Rossin") as its new independent registered public accounting firm for the fiscal year ending September 30, 2005. The Audit Committee of the Company approved of the dismissal of E&Y and recommended to the Company's Board of Directors the appointment of Kaufman, Rossin after the solicitation of proposals from a number of registered public accounting firms.  The Company's Board of Directors unanimously approved this recommendation.

E&Y's reports on the Company's consolidated financial statements as of and for the fiscal years ended September 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended September 30, 2004 and 2003 and through the date of dismissal, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in their reports on the Company's consolidated financial statements for such years.

During the fiscal years ended September 30, 2004 and 2003 and through the date of dismissal, there were no reportable events as provided in Item 304(a)(1)(iv) (B) of Regulation S-B.

On December 20, 2004, the Company provided E&Y with a copy of the disclosure it is making in response to Item 4.01 of this Current Report on Form 8-K and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Ernst & Young LLP's letter to the Securities and Exchange Commission, dated December 21, 2004, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended September 30, 2004 and 2003 and through the date of dismissal of E&Y, the Company did not consult with Kaufman, Rossin & Co., P.A., regarding any matters or events referred to in Item 304(a)(2)(i) or (ii)  of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 16.1       Letter, dated December 21, 2004, from Ernst & Young LLP addressed to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forward Industries, Inc.,

By:

/s/ Jerome E. Ball
_______________________________________
Name: Jerome E. Ball
Title: Chairman and Chief Executive Officer
Dated: December 22, 2004

EXHIBIT INDEX

Exhibit No.            Description

Exhibit 16.1            Letter, dated December 21, 2004, from Ernst & Young LLP addressed to the Securities and Exchange Commission